Exhibit 99.1

BAIN CAPITAL LIFE SCIENCES INVESTORS, LLC

By: /s/ Andrew Hack

Title: Partner

BAIN CAPITAL LIFE SCIENCES III GENERAL PARTNER, LLC

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Andrew Hack

Title: Partner

BAIN CAPITAL LIFE SCIENCES FUND III, L.P.

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Andrew Hack

Title: Partner

BCLS FUND III INVESTMENTS GP, LLC

By: Bain Capital Life Sciences Fund III, L.P., its managing member

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Andrew Hack

Title: Partner

BCLS FUND III INVESTMENTS, LP

By: BCLS Fund III Investments GP, LLC, its general partner

By: Bain Capital Life Sciences Fund III, L.P., its managing member

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Andrew Hack

Title: Partner